VANGUARD
MORGAN GROWTH
FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998


[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

 - The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

 - The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

 - The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [GRAPHIC]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS

                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE

                                       4

                                  REPORT FROM
                                  THE ADVISERS

                                       6

                                  FUND PROFILE

                                       8

                              PERFORMANCE SUMMARY

                                       10

                            FINANCIAL STATEMENTS

                                       11

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

                                       21

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]

JOHN J. BRENNAN
CHAIRMAN & CEO

[PHOTO]

JOHN C.  BOGLE
SENIOR CHAIRMAN

In a year in which the U.S. stock market saw enough turbulence to keep investors perched on their toes, large-capitalization growth stocks ultimately- and brightly-shined. For the year, Vanguard Morgan Growth Fund earned +22.3%.

         Our record was virtually equal to that of the average growth fund, as both we and our peers provided returns that were more than double the long-term average for stocks. However, we both fell well short of our unmanaged benchmark, the Standard & Poor's 500 Composite Stock Price Index. The adjacent table presents the twelve-month total returns (capital change plus reinvested dividends) of Morgan Growth Fund, the average growth fund, and the S&P 500 Index.

---------------------------------------------------------
                                         TOTAL RETURNS
                                           YEAR ENDED
                                       DECEMBER 31, 1998
---------------------------------------------------------
Vanguard Morgan Growth Fund                   +22.3%
---------------------------------------------------------
Average Growth Fund                           +22.9%
---------------------------------------------------------
S&P 500 Index                                 +28.6%
---------------------------------------------------------

     The fund's return is based on an increase in net asset value from $17.54 per share on December 31, 1997, to $19.72 per share on December 31, 1998, adjusted for dividends totaling $0.18 per share paid from net investment income and distributions totaling $1.43 per share from net realized capital gains. We estimate that the fund will make a supplemental distribution of capital gains of about $0.60 per share in March.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

     The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually dipped slightly, and by July 17 the S&P 500 Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline:
Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks fell nearly -40% from its mid-April peak to its low in October.

     The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, increased just +8.6%, while the Russell 2000 Index declined -2.5%. In all, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

     Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the +8.7% total return of the Lehman Brothers Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities. Treasury bond prices benefited from a "flight to quality" as many investors shunned riskier securities.

1998 PERFORMANCE OVERVIEW

Large-capitalization growth stocks were way out in front of the stock market's advance during 1998. Within the large-cap S&P 500 Index, performance was skewed toward the very biggest stocks--the 50 largest within the index gained over 40%, while the remaining 450 earned less than 17%. The index is weighted according to the market capitalization (stock price times number of shares outstanding) of its component stocks, so the heftiest securities always have the greatest influence--for good or ill--on its direction.

     With gains so heavily concentrated in the very largest stocks, few mutual funds could keep up with the index during 1998, when it outpaced all but 17% of the nation's general equity funds. Morgan Growth Fund was not one of the select few. Although our +22.3% return nearly matched the average growth fund's +22.9% gain, we fell more than 6 percentage points behind the S&P 500's +28.6% return. The primary reason for our shortfall versus the index was that our holdings, while firmly in the large-growth category, were not as heavily concentrated in the behemoth stocks that led the way. The median market capitalization of our stocks is $17.8 billion, or about 30% as large as the S&P 500's median market cap of $60.3 billion.

     The fund's best-performing group was consumer-discretionary stocks, including retailers, which represented about 22% of our assets during the year, roughly double the index weighting. Our gain within this sector was +57% versus +33% for the index group. The two sectors in which our performance most lagged the index were health care and technology, where we earned fine absolute returns of +23% and +48%, respectively. Even those hefty gains were far outweighed by index returns of +44% for health-care stocks and +83% for technology stocks.

     As you know, during 1998 the fund reduced its lineup of investment advisers from four to three. The reallocation of the portion of the fund that Husic Capital Management had managed was completed last January. The adjacent table shows the proportion of fund assets managed by each adviser as of December 31, 1998.

---------------------------------------------------------------
                                        TOTAL ASSETS MANAGED
                                          DECEMBER 31, 1998
                                     --------------------------
                                     $ MILLION          PERCENT
---------------------------------------------------------------
Franklin Portfolio Associates          $1,515              43%
Wellington Management                   1,390              39
Vanguard Core Management                  541              15
Cash Reserve*                             109               3
---------------------------------------------------------------
Total                                  $3,555             100%
---------------------------------------------------------------

* Cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.


LONG-TERM PERFORMANCE OVERVIEW

As the table on page 3 shows, Morgan Growth Fund's +17.1% average annual return over the past ten years outpaced the average growth fund's +16.3% return, but trailed the S&P 500 Index's +19.2% gain. The table also shows the results--over the past ten years--of hypothetical $10,000 investments made in the fund and in its comparative benchmarks.

     Our 0.8-percentage-point annual margin over the average growth fund translated into a difference of more than $3,200 in the amount earned over the decade--or almost one-third of the original $10,000 investment. The shortfall of more than 2 percentage points in comparison with the index was disappointing but not particularly surprising, for a couple of reasons. First, the large-cap growth stocks that dominated the S&P 500 Index are, on average, larger than Morgan Growth Fund's typical holdings, since we hold some mid-cap growth stocks along with the large-caps. Second, the index is a theoretical construct that, unlike "flesh and blood" funds, incurs no operating costs, giving it an advantage over even our low-cost funds. During 1998, our expenses amounted to 0.44% of average net assets, more than a percentage point lower than the 1.53% expense ratio charged by the average growth fund.

---------------------------------------------------------------
                                         TOTAL RETURNS
                                        10 YEARS ENDED
                                       DECEMBER 31, 1998
                                -------------------------------
                                  AVERAGE      FINAL VALUE OF
                                   ANNUAL         A $10,000
                                    RATE     INITIAL INVESTMENT
---------------------------------------------------------------
Vanguard Morgan Growth Fund        +17.1%          $48,434
---------------------------------------------------------------
Average Growth Fund                +16.3%          $45,189
---------------------------------------------------------------
S&P 500 Index                      +19.2%          $57,963
---------------------------------------------------------------

     Morgan Growth Fund's total return surpassed 30% in two of the past ten years, and exceeded 20% in four others. In only two years throughout this period have our returns been negative, and then only slightly so: -1.5% in 1990 and -1.7% in 1994. While we are grateful for these results, they create two potential dangers. The first is that investors may have unrealistic expectations for future returns. Investors who base their plans on such assumptions may fall well short of their financial goals if returns revert to lower levels, as we would expect. The second danger is that investors may underestimate the risks that are part of investing in growth stocks. Investors who understand that downturns will occur, and are a risk that must be endured in pursuit of investment rewards, may find it easier to stay on an even keel when the seas get stormy.

IN SUMMARY

The past year demonstrated both the impressive rewards that the stock market can provide and the sharp downturns that can sweep the market. Indeed, even greater volatility--up and down--comes with the territory when investing in growth stocks.

     To help weather such uncertainty--and as a hedge against the possibility that stocks won't be the best-performing asset class over any particular future period--we recommend a balanced approach to investing. Select a mix of stock funds, bond funds, and money market funds in proportions suited to your own investment time horizon, financial situation, and tolerance for market fluctuations. Once you've made such a plan, stick with it through the markets' ups and downs. Morgan Growth Fund will "stay the course" by continuing to invest in stocks with strong long-term growth potential.

/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John J. Brennan
Senior Chairman                                           Chairman and
                                                          Chief Executive Officer
January 22, 1999

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998
                                                                         [PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

     The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

---------------------------------------------------------------------------------------
                                                        AVERAGE ANNUALIZED RETURNS
                                                      PERIODS ENDED DECEMBER 31, 1998
                                                 --------------------------------------
                                                  1 YEAR         3 YEARS        5 YEARS
---------------------------------------------------------------------------------------
STOCKS
     S&P 500 Index                                 28.6%         28.2%           24.1%
     Russell 2000 Index                            -2.5          11.6            11.9
     MSCI EAFE Index                               20.3           9.3             9.5
---------------------------------------------------------------------------------------

BONDS
     Lehman Aggregate Bond Index                    8.7%          7.3%            7.3%
     Lehman 10 Year Municipal Bond Index            6.8           6.8             6.4
     Salomon Smith Barney 3-Month
        U.S. Treasury Bill Index                    5.1           5.2             5.1
---------------------------------------------------------------------------------------

OTHER
     Consumer Price Index                           1.6%          2.2%            2.4%

---------------------------------------------------------------------------------------

     Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

     The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

     Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

     Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

     Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

     The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

     Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

     Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

     Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

     Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

REPORT FROM THE ADVISERS

                                                                        [PHOTO]

Vanguard Morgan Growth Fund earned 22.3% During 1998, slightly less than the 22.9% return of the average growth fund and well behind the returns of 28.2% For the Growth Fund Stock Index and 28.6% for the S&P 500 Index.

     Relatively poor stock selection--especially in the technology and health-care sectors--was the principal reason that the fund underperformed our comparative benchmarks. Part of the shortfall was due to the stocks we did select--many of which registered gains that were robust, but not as strong as those achieved by the overall market sectors. Our technology stocks, for example, gained about 48% for the year, versus about 83% for the tech stocks in the S&P 500 Index. Our health-care holdings returned about 23%, roughly 20 percentage points behind the 44% return for this sector within the index.

     One reason that the fund, along with most of its peers, lagged the indexes is that we held relatively small stakes in some of the very largest stocks whose performances propelled the market. For example, we held on average less than half the index weighting in the four largest tech stocks within the S&P 500 (Microsoft, Intel, IBM, and Cisco Systems). The gains of these four stocks, which at year-end accounted for 8.6% of the S&P 500's market capitalization, were 115%, 69%, 78%, and 150%, respectively. When the very largest stocks in the index so dominate its performance, it is very difficult for diversified funds to keep up.

     Morgan Growth Fund's best-performing group was consumer discretionary, a sector that benefited from the robust spending by consumers during the year. Our stocks in this group gained 57%, led by our two largest holdings, America Online, which rose nearly 600%, and Home Depot, which more than doubled during 1998.

CHANGES TO OUR HOLDINGS

Partly because of the sector's strong performance, the share of fund assets invested in consumer-discretionary stocks rose to about 23% as of December 31, 1998, from 17% a year before. Other sectors where the fund meaningfully increased its holdings during the year were technology (about 16% of net assets versus 12% a year ago), utilities (9% versus 5%), and health care (13% versus 11%). Among stocks we added or increased our stake in were ADC Telecommunications and Texas Instruments from the technology group; Abercrombie & Fitch and Albertson's among consumer stocks; DTE Energy and MediaOne Group from the utilities; and American Home Products and Baxter International from the health-care sector.

     The biggest reduction in the fund's aggregate weightings occurred in the "other energy" category, where we went from about 6% of assets a year ago to 1%. This was due both to the sales of several holdings (including ENSCO International and BJ Services) and to the sector's -54% return in our portfolio during 1998. The sector was devastated by falling oil prices, which resulted in huge cutbacks in oil exploration and other capital expenditures.

     We also cut back our holdings in the financial-services group (from about 19% of assets to 15%), with most of the reduction occurring after midyear, when we decided to take profits on some of our biggest winners and to sell some underperforming stocks. We significantly reduced our American Express holdings and eliminated Bear Stearns and SLM Holding, while adding Associates First Capital, Fleet Financial, and Marsh & McLennan.

     As you know, Morgan Growth Fund uses three advisers to select its stocks. Each chooses securities independently, according to its own methods, but they share a common goal: long-term capital appreciation through investments in growth stocks. Brief descriptions of each adviser's strategy follow.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin uses an array of computer models to analyze some 3,500 stocks in search of issues that appear to be undervalued. Franklin considers the economic cycle and ranks securities based on three key analyses: fundamental momentum, which seeks to identify companies with relatively strong near-term business prospects; relative value, which searches out stocks with attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, which assesses stocks based on prospects for growth in earnings and dividends.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management seeks to identify companies with above-average prospects for growth, especially in industries undergoing fundamental changes. The investment process is supported by in-depth, company-by-company examinations by more than 30 industry analysts with global expertise.

VANGUARD CORE MANAGEMENT GROUP

Vanguard Core Management Group uses computer models to rank some 3,000 stocks by a variety of measures, including cash flow, relative value, and market recognition. Overall rankings are based on weights assigned to the various measures. A portfolio is constructed from among the higher-ranking stocks to resemble the Growth Fund Stock Index, which reflects the average common stock holdings of the 50 largest growth-oriented mutual funds, in such key characteristics as market capitalization and diversification among industry sectors.

Franklin Portfolio Associates
Wellington Management Company, LLP
Vanguard Core Management Group

January 13, 1999

INVESTMENT PHILOSOPHY

 The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.

FUND PROFILE
MORGAN GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                        MORGAN    S&P 500
-------------------------------------------
Number of Stocks           338        500
Median Market Cap       $17.8B     $60.3B
Price/Earnings Ratio     28.1x      28.0x
Price/Book Ratio          4.5x       4.9x
Yield                     0.6%       1.3%
Return on Equity         18.3%      22.5%
Earnings Growth Rate     18.9%      17.2%
Foreign Holdings          3.8%       1.6%
Turnover Rate              81%         --
Expense Ratio            0.44%         --
Cash Reserves             1.0%         --

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

VOLATILITY MEASURES
-------------------------------------------
                        MORGAN    S&P 500
-------------------------------------------
R-Squared                 0.89       1.00
Beta                      1.11       1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------
Home Depot, Inc.                          3.2%
America Online, Inc.                      2.8
AirTouch Communications, Inc.             2.0
Tele-Communications-TCI Group A           2.0
AT&T Corp.                                2.0
Microsoft Corp.                           1.7
The Gap, Inc.                             1.5
Fannie Mae                                1.5
American International Group, Inc.        1.4
Cisco Systems, Inc.                       1.2
-----------------------------------------------
Top Ten                                  19.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------
                                       DECEMBER 31, 1997      DECEMBER 31, 1998
                                      --------------------------------------------
                                            MORGAN         MORGAN          S&P 500
----------------------------------------------------------------------------------
Auto & Transportation ................        3.4%           1.5%            2.5%
Consumer Discretionary................       18.9           23.7            12.0
Consumer Staples......................        5.1            5.6             9.8
Financial Services....................       21.0           15.8            16.2
Health Care ..........................       12.2           13.3            12.5
Integrated Oils ......................        1.0            1.3             5.2
Other Energy..........................        6.2            1.1             0.9
Materials & Processing................        5.2            2.9             3.7
Producer Durables ....................        5.3            6.1             3.2
Technology............................       13.0           17.1            16.6
Utilities ............................        5.6            9.2            11.7
Other ................................        3.1            2.4             5.7
----------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1978-DECEMBER 31, 1998
-------------------------------------------------------------
                MORGAN GROWTH FUNDS&P 500
FISCAL      CAPITAL      INCOME      TOTAL           TOTAL
YEAR         RETURN      RETURN      RETURN          RETURN
-------------------------------------------------------------
1979         15.3%        3.5%         18.8%           18.4%
1980         30.5         4.2          34.7            32.4
1981         -7.1         2.3          -4.8            -4.9
1982         24.1         3.6          27.7            21.5
1983         25.8         2.6          28.4            22.5
1984         -8.1         2.0          -6.1             6.3
1985         27.5         2.8          30.3            31.8
1986          4.2         3.6           7.8            18.7
1987          3.3         1.7           5.0             5.3
1988         19.8         2.5          22.3            16.6
1989         19.9         2.8          22.7            31.7
1990         -4.4         2.9          -1.5            -3.1
1991         26.3         3.0          29.3            30.5
1992          8.1         1.4           9.5             7.6
1993          5.9         1.4           7.3            10.1
1994         -2.9         1.2          -1.7             1.3
1995         34.6         1.4          36.0            37.6
1996         22.3         1.0          23.3            23.0
1997         29.7         1.1          30.8            33.4
1998         21.1         1.2          22.3            28.6
-------------------------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
------------------------------------------------------------------------------------
                 Morgan Growth Fund        Average Growth Fund       S&P 500 Index
1988     12             10000                   10000                    10000
1989     03             10526                   10687                    10709
1989     06             11159                   11529                    11654
1989     09             12045                   12706                    12902
1989     12             12266                   12544                    13169
1990     03             12066                   12239                    12772
1990     06             12939                   13108                    13576
1990     09             10858                   11011                    11710
1990     12             12080                   11857                    12760
1991     03             14067                   13902                    14613
1991     06             13904                   13772                    14580
1991     09             14509                   14833                    15359
1991     12             15624                   16136                    16647
1992     03             15457                   15907                    16227
1992     06             15163                   15427                    16535
1992     09             15781                   15938                    17057
1992     12             17115                   17393                    17916
1993     03             17484                   17795                    18698
1993     06             17538                   17906                    18789
1993     09             18045                   18800                    19275
1993     12             18368                   19234                    19721
1994     03             17625                   18469                    18973
1994     06             17070                   18080                    19053
1994     09             18211                   19067                    19985
1994     12             18062                   18821                    19982
1995     03             19543                   20096                    21927
1995     06             21847                   22103                    24020
1995     09             24088                   24000                    25929
1995     12             24562                   24618                    27490
1996     03             26083                   25786                    28966
1996     06             27565                   27010                    30266
1996     09             28939                   27814                    31202
1996     12             30285                   29354                    33802
1997     03             29992                   28815                    34708
1997     06             34808                   33481                    40768
1997     09             39683                   37137                    43821
1997     12             39615                   36781                    45080
1998     03             44833                   41177                    51368
1998     06             46031                   41979                    53064
1998     09             38478                   36602                    47786
1998     12             48434                   45189                    57963

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 1998
                                             ---------------------------------------  FINAL VALUE OF A
                                              1 YEAR           5 YEARS     10 YEARS  $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
      Morgan Growth Fund                       22.26%            21.40%      17.09%    $48,434
      Average Growth Fund                      22.86             18.63       16.28      45,189
      S&P 500 Index                            28.58             24.06       19.21      57,963
-------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   --------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
---------------------------------------------------------------------------------------
Morgan Growth Fund               12/31/1968 22.26%   21.40%    15.32%   1.77%   17.09%
---------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1998
                                                                         [PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
MORGAN GROWTH FUND                                SHARES          (000)
------------------------------------------------------------------------
COMMON STOCKS (95.7%)(1)
------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.4%)
-    AMR Corp.                                   161,600     $    9,595
     Airborne Freight Corp.                       78,200          2,820
-    Alaska Air Group, Inc.                       10,200            451
     Arctic Cat, Inc.                             27,300            278
     Burlington Northern
         Santa Fe Corp.                          116,100          3,918
     Delta Air Lines, Inc.                       171,600          8,923
     Fleetwood Enterprises, Inc.                 155,800          5,414
     Ford Motor Co.                               73,000          4,284
     Meritor Automotive, Inc.                     97,100          2,057
-    Navistar International Corp.                 77,100          2,197
     PACCAR, Inc.                                 47,000          1,933
     Skywest, Inc.                                25,000            817
     Tidewater Inc.                               25,200            584
-    UAL Corp.                                    13,500            806
     Werner Enterprises, Inc.                    406,250          7,186
                                                             ----------
                                                                 51,263
                                                             ----------
CONSUMER DISCRETIONARY (22.7%)
-    ADVO, Inc.                                   54,300          1,432
-    Abercrombie & Fitch Co.                     140,000          9,905
-    America Online, Inc.                        625,000        100,000
     American Greetings Corp.
         Class A                                  55,000          2,258
-    Anchor Gaming                                 1,000             56
-    Barnes & Noble, Inc.                        101,400          4,309
-    Bed Bath & Beyond, Inc.                     550,000         18,769
-    Brinker International, Inc.                 184,000          5,313
-    CDI Corp.                                    11,400            230
-    CDW Computer Centers, Inc.                   31,400          3,012
     CanWest Global Communications
         Corp. Class A                           193,100          2,365
-    Capstar Broadcasting Corp.                  250,000          5,719
     Carnival Corp.                               26,300          1,262
-    Chancellor Media Corp.                      225,000         10,772
-    Clear Channel
         Communications, Inc.                    100,000          5,450
     Darden Restaurants Inc.                     346,200          6,232
     Dayton Hudson Corp.                         521,900         28,313
     DELUXE CORP.                                 92,300          3,375
     The Walt Disney Co.                         375,000         11,250
     R.R. Donnelley & Sons Co.                   120,000          5,257
     Eastman Kodak Co.                           143,700         10,346
-    Electronic Arts Inc.                         95,000          5,332
     Ethan Allen Interiors, Inc.                  53,900          2,210
-    Federated Department
         Stores, Inc.                            565,500         24,635
-    Furniture Brands
         International Inc.                      187,400          5,107
     Gannett Co., Inc.                           313,000         20,188
     The Gap, Inc.                               954,750         53,705
-    General Nutrition Cos., Inc.                 49,100            798
-    Genesco, Inc.                                86,100            490
     Hasbro, Inc.                                 65,900          2,381
     Hertz Corp. Class A                         194,400          8,869
     Home Depot, Inc.                          1,876,100        114,794
-    Infinity Broadcasting Corp.                 171,800          4,703
     International Game Technology                36,000            875
-    Just for Feet, Inc.                          43,700            759
-    Kmart Corp.                                 204,400          3,130
     Kimberly-Clark Corp.                        587,200         32,002
     Knight Ridder                               290,200         14,836
     Liz Claiborne, Inc.                          26,400            833
-    Lone Star Steakhouse &
         Saloon, Inc.                             19,800            182
     Maytag Corp.                                 40,300          2,509
     McDonald's Corp.                             27,900          2,138

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
MORGAN GROWTH FUND                                SHARES          (000)
------------------------------------------------------------------------
-    Michaels Stores, Inc.                        43,900     $      794
-    Neiman Marcus Group Inc.                     61,600          1,536
     News Corp. Ltd. ADR                         295,400          7,810
     News Corp. Ltd. Pfd. ADR                    300,000          7,406
-    Office Depot, Inc.                          221,400          8,178
-    Outdoor Systems, Inc.                       610,000         18,300
-    Papa John's International, Inc.              98,400          4,342
     Premark International, Inc.                 314,100         10,876
-    Republic Industries, Inc.                   229,300          3,382
-    Robert Half International, Inc.              62,300          2,784
     Ross Stores, Inc.                            46,600          1,835
     E.W. Scripps Co. Class A                    200,000          9,950
     Sears, Roebuck & Co.                         81,600          3,468
     Select Appointments
         (Holdings) PLC                          325,000          6,988
-    Snyder Communications, Inc.                 105,200          3,550
     Stewart Enterprises, Inc. Class A           290,000          6,452
     TJX Cos., Inc.                              141,200          4,095
     Tandy Corp.                                  68,800          2,834
-    Tele-Communications Liberty
         Media Group Class A                   1,400,000         64,487
-    Tele-Communications TCI
         Ventures Group Series A                 123,200          2,903
     Tiffany & Co.                                48,200          2,500
     Time Warner, Inc.                            30,000          1,862
-    U.S. Office Products Co.                     14,249             55
-    Univision Communications Inc.               346,900         12,553
-    Valassis Communications, Inc.                58,400          3,015
-    Venator Group, Inc.                          93,400            601
-    Viacom Inc. Class B                         457,400         33,848
     Wal-Mart Stores, Inc.                       387,500         31,557
     Waste Management, Inc.                        6,000            280
     Whirlpool Corp.                             164,000          9,081
-    World Color Press, Inc.                      66,100          2,012
                                                             ----------
                                                                805,435
                                                             ----------
CONSUMER STAPLES (5.4%)
     Albertson's, Inc.                           253,800         16,164
     Anheuser-Busch Cos., Inc.                   167,000         10,959
     Bestfoods                                    64,000          3,408
     Brown-Forman Corp. Class B                    1,000             76
     CVS Corp.                                   410,000         22,550
     Coca-Cola Enterprises, Inc.                 200,000          7,150
     ConAgra, Inc.                                78,000          2,457
     Food Lion Inc. Class A                       61,900            658
     H.J. Heinz Co.                              306,000         17,327
     IBP, Inc.                                   418,900         12,200
     Interstate Bakeries Corp.                   404,200         10,686
-    The Kroger Co.                               12,800            774
     PepsiCo, Inc.                               215,000          8,802
     Philip Morris Cos., Inc.                    383,200         20,501
     Procter & Gamble Co.                         69,200          6,319
-    Safeway, Inc.                               191,000         11,639
     SuperValu Inc.                              157,600          4,413
-    Twinlab Corp.                                65,600            861
     Unilever NV ADR                             130,000         10,782
     Universal Corp.                             377,600         13,263
     Universal Foods Corp.                       117,000          3,210
-    Whole Foods Market, Inc.                    160,000          7,740
                                                             ----------
                                                                191,939
                                                             ----------
FINANCIAL SERVICES (15.1%)
     Ace, Ltd.                                   950,000         32,716
-    Alleghany Corp.                              13,400          2,518
     Allstate Corp.                              388,400         15,002
     AMBAC FINANCIAL GROUP INC.                   42,000          2,528
     American Express Co.                         45,000          4,601
     American General Corp.                       51,000          3,978
     American International
         Group, Inc.                             518,522         50,102
     Associates First Capital Corp.              449,654         19,054
-    BISYS Group, Inc.                           180,000          9,292
     Bank One Corp.                               26,070          1,331
     BankAmerica Corp.                           471,505         28,349
     BankBoston Corp.                             94,300          3,672
     The CIT Group, Inc.                         150,000          4,772
     Capital One Financial Corp.                 157,500         18,112
     The Chase Manhattan Corp.                   105,936          7,210
     Citigroup, Inc.                             418,900         20,736
     Comdisco, Inc.                               89,000          1,502
     Conseco Inc.                                616,600         18,845
     Dime Bancorp, Inc.                          474,400         12,542
     A.G. Edwards & Sons, Inc.                    41,600          1,550
     The Equitable Cos.                          359,300         20,794
     Freddie Mac                                 351,500         22,650
     Fannie Mae                                  701,600         51,918
     First Data Corp.                            798,100         25,290
     Fleet Financial Group, Inc.                 452,400         20,217
     Franchise Finance Corp. of
         America REIT                             84,900          2,038
     Golden West Financial Corp.                  17,300          1,586
     Heller Financial, Inc.                      350,000         10,281
     KeyCorp                                      43,200          1,382
     Legg Mason Inc.                             326,066         10,291
     M & T Bank Corp.                              3,300          1,712
     MBNA Corp.                                  190,200          4,743
     MGIC Investment Corp.                        32,400          1,290
     Marsh & McLennan Cos., Inc.                 377,250         22,046
     Merrill Lynch & Co., Inc.                   130,000          8,677
     Morgan Keegan, Inc.                         175,000          3,292
     Morgan Stanley Dean
         Witter & Co.                            182,100         12,929
     National City Corp.                          49,600          3,596
     Old Republic International Corp.             60,300          1,357
     The PMI Group Inc.                           44,300          2,187
     PNC Bank Corp.                               48,200          2,609
-    Policy Management
         Systems Corp.                           300,000         15,150
     Providian Financial Corp.                    30,600          2,295
     Ryder System, Inc.                           16,800            437
     SunTrust Banks, Inc.                         33,300          2,547
     Transamerica Corp.                           27,500          3,176
     Travelers Property Casualty Corp.            74,000          2,294
     U.S. Bancorp                                445,000         15,797
     UnionBanCal Corp.                            28,800            981
     Wachovia Corp.                               34,500          3,017
     Washington Mutual, Inc.                      41,496          1,585
                                                             ----------
                                                                536,576
                                                             ----------
HEALTH CARE (12.7%)
     Abbott Laboratories                         580,000         28,420
-    Agouron Pharmaceuticals, Inc.               150,000          8,813

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                  SHARES          (000)
------------------------------------------------------------------------
     Allegiance Corp.                             11,600     $      541
     Alpharma, Inc. Class A                       60,100          2,122
     American Home Products Corp.                557,700         31,405
-    AmeriSource Health Corp.                    174,200         11,323
-    Amgen, Inc.                                  56,700          5,929
     Baxter International, Inc.                  323,200         20,786
     Bristol-Myers Squibb Co.                     33,200          4,443
     Cardinal Health, Inc.                       502,550         38,131
     Columbia/HCA Healthcare Corp.               613,200         15,177
-    Covance, Inc.                               190,000          5,534
-    Express Scripts                              52,600          3,531
-    First Health Group Corp.                     17,300            287
-    Genentech, Inc.                             195,900         15,611
-    Genzyme Corp.                               350,000         17,413
-    Gilead Sciences, Inc.                       180,000          7,391
     Guidant Corp.                                32,100          3,539
     HBO & Co.                                   374,200         10,735
-    Human Genome Sciences, Inc.                 115,000          4,090
-    Immunex Corp.                                90,000         11,323
     Johnson & Johnson                           184,300         15,458
     McKesson Corp.                              527,600         41,713
-    MedImmune Inc.                               12,800          1,273
     Merck & Co., Inc.                            28,100          4,150
     Mylan Laboratories, Inc.                    245,100          7,721
     Omnicare, Inc.                              547,400         19,022
-    PacifiCare Health Systems, Inc.
         Class B                                 219,700         17,466
     Pharmacia & Upjohn, Inc.                    370,000         20,951
     Pfizer, Inc.                                 24,200          3,036
     Schering-Plough Corp.                        73,700          4,072
-    Sierra Health Services                       11,400            240
-    Tenet Healthcare Corp.                      217,400          5,707
-    Total Renal Care Holdings, Inc.             480,000         14,190
-    Trigon Healthcare, Inc.                      32,900          1,228
     Warner-Lambert Co.                          262,800         19,759
     Zeneca Group PLC ADR                        660,000         29,618
                                                             ----------
                                                                452,148
                                                             ----------
INTEGRATED OILS (1.3%)
     Ashland, Inc.                                66,400          3,212
     Enron Corp.                                 299,800         17,107
     Exxon Corp.                                  52,700          3,854
     Mobil Corp.                                  51,700          4,504
     Phillips Petroleum Co.                       74,300          3,167
     Sunoco, Inc.                                 51,200          1,846
     USX-Marathon Group                          380,000         11,448
                                                             ----------
                                                                 45,138
                                                             ----------
OTHER ENERGY (1.0%)
-    AES Corp.                                    99,200          4,700
     Halliburton Co.                             300,000          8,888
-    Rowan Cos., Inc.                             48,900            489
     Schlumberger Ltd.                           160,000          7,380
     Transocean Offshore, Inc.                   513,800         13,776
-    Veritas DGC Inc.                            161,100          2,094
                                                             ----------
                                                                 37,327
                                                             ----------
MATERIALS & PROCESSING (2.8%)
     Air Products & Chemicals, Inc.              300,000         12,000
     Dow Chemical Co.                            111,000         10,094
     Eastman Chemical Co.                          5,400            242
     Engelhard Corp.                             711,300         13,870
     Fluor Corp.                                 254,600         10,836
     Fort James Corp.                             40,700          1,628
     The Timber Co.                               52,300          1,245
     Louisiana-Pacific Corp.                     680,500         12,462
     Millennium Chemicals, Inc.                  103,700          2,061
     Norsk Hydro AS ADR                          155,300          5,309
     Owens Corning                               277,100          9,820
     PPG Industries, Inc.                         51,800          3,017
     Precision Castparts Corp.                    31,100          1,376
     RPM Inc. (Ohio)                             262,725          4,204
     Rayonier Inc.                                22,900          1,052
     Reynolds Metals Co.                           1,000             53
-    Security Capital Group Inc.
         Class B                                 355,700          4,824
     The Timken Co.                               25,200            476
     USG Corp.                                    48,100          2,450
     USX-U.S. Steel Group                         90,600          2,084
                                                             ----------
                                                                 99,103
                                                             ----------
PRODUCER DURABLES (5.9%)
     Alcatel SA ADR                              765,000         18,695
-    Andrew Corp.                                129,451          2,136
     Caterpillar, Inc.                           171,100          7,871
     Centex Corp.                                453,100         20,418
-    Champion Enterprises, Inc.                  178,900          4,897
-    Dionex Corp.                                 26,977            988
-    Esterline Technologies Corp.                 18,600            405
-    General Motors Corp. Class H                 75,000          2,977
-    Gulfstream Aerospace Corp.                  239,500         12,753
     Ingersoll-Rand Co.                          600,750         28,198
     Kaufman & Broad Home Corp.                  204,800          5,888
-    Lexmark International Group,
         Inc. Class A                            234,100         23,527
     Herman Miller, Inc.                         108,500          2,916
     Molex, Inc.                                  22,000            839
     Northern Telecom Ltd.                         8,500            426
     Perkin-Elmer Corp.                          135,000         13,171
     Philips Electronics NV                      342,200         23,163
     Pitney Bowes, Inc.                           64,600          4,268
     Pulte Corp.                                  71,200          1,980
     Sundstrand Corp.                             33,400          1,733
     Technitrol, Inc.                            103,800          3,309
     United Technologies Corp.                   218,600         23,773
     Xerox Corp.                                  40,700          4,803
                                                             ----------
                                                                209,134
                                                             ----------
TECHNOLOGY (16.3%)
-    ADC Telecommunications, Inc.              1,176,000         40,866
-    Actel Corp.                                  28,800            576
     Adobe Systems, Inc.                          36,000          1,683
-    Adtran, Inc.                                 15,000            275
-    Advanced Micro Devices, Inc.                 36,000          1,042
-    Altera Corp.                                 42,000          2,557
-    American Tower Corp. Class A                450,000         13,303
-    Apple Computer, Inc.                        695,700         28,480
-    Ascend Communications, Inc.                 325,000         21,369
-    BMC Software, Inc.                          400,000         17,825
-    Cadence Design Systems, Inc.                116,600          3,469
-    Cisco Systems, Inc.                         470,650         43,682
     Compaq Computer Corp.                       237,291          9,951
     Computer Associates
         International, Inc.                     117,000          4,987
-    Computer Horizons Corp.                      12,600            335

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
MORGAN GROWTH FUND                                SHARES          (000)
------------------------------------------------------------------------
     Computer Sciences Corp.                     477,900    $    30,795
-    Compuware Corp.                              53,800          4,203
-    Comverse Technology, Inc.                    78,800          5,595
 -   Creative Technology Ltd.                     44,000            660
-    Crown Castle International Corp.            310,000          7,285
-    Dell Computer Corp.                         127,800          9,353
     EG&G, Inc.                                  201,100          5,593
-    EMC Corp.                                   450,000         38,250
     Electronic Data Systems Corp.               232,400         11,678
-    FORE Systems, Inc.                          195,400          3,578
-    Flextronics International Ltd.               80,500          6,893
-    Gateway 2000, Inc.                           38,900          1,991
-    General Instrument Corp.                    440,900         14,963
     Hewlett-Packard Co.                          27,500          1,879
-    Ingram Micro, Inc.                          398,200         13,887
     Innovex, Inc.                                19,000            261
     Intel Corp.                                 252,600         29,949
     International Business
         Machines Corp.                           42,200          7,796
-    Learning Co., Inc.                          569,200         14,764
-    Littelfuse, Inc.                                100              2
-    Microsoft Corp.                             424,400         58,859
-    NCR Corp.                                   255,200         10,655
-    Oracle Corp.                                180,500          7,784
-    Parametric Technology Corp.                  66,000          1,073
-    Rational Software Corp.                     200,000          5,300
-    SCI Systems, Inc.                           101,500          5,862
-    The SABRE Group Holdings, Inc.               13,400            596
-    Seagate Technology                          149,100          4,510
-    Sterling Software, Inc.                     506,800         13,715
-    STMicroelectronics N.V.                      15,500          1,210
-    Storage Technology Corp.                        600             21
-    Sun Microsystems, Inc.                       70,700          6,054
-    Tech Data Corp.                             161,100          6,484
-    Tellabs, Inc.                               219,100         15,022
     Texas Instruments, Inc.                     320,000         27,380
-    Unisys Corp.                                281,500          9,694
-    Yahoo!, Inc.                                 26,700          6,326
                                                             ----------
                                                                580,320
                                                             ----------
UTILITIES (8.8%)
     AT&T Corp.                                  923,800         69,516
-    AirTouch Communications, Inc.             1,007,400         72,659
     ALLTEL Corp.                                 39,900          2,387
     BellSouth Corp.                             131,200          6,544
     Century Telephone
         Enterprises, Inc.                        33,900          2,288
-    COLT Telecom Group PLC ADR                  876,600         13,075
-    Cox Communications Class A                   72,000          4,977
     DTE Energy Co.                              289,600         12,417
     Edison International                         32,200            898
     GPU, Inc.                                    15,800            698
     GTE Corp.                                    45,300          2,945
     Houston Industries, Inc.                    468,132         15,039
-    Intermedia Communications Inc.              664,500         11,463
-    MCI WorldCom, Inc.                          434,500         31,175
-    MediaOne Group, Inc.                        342,400         16,093
-    NTL Inc.                                    121,200          6,840
-    Northeast Utilities                         126,400          2,022
     Public Service Enterprise
         Group, Inc.                             305,400         12,216
     Sempra Energy                               642,800         16,311
     Southern Co.                                 24,600            715
-    Swisscom AG ADR                             185,000          7,874
-    Tele-Communications-TCI
         Group A                                  82,900          4,585
                                                             ----------
                                                                312,737
                                                             ----------
OTHER (2.3%)
-    Berkshire Hathaway Class A                       71          4,952
-    Ceridian Corp.                              320,000         22,340
     Crane Co.                                   314,700          9,500
     General Electric Co.                        275,300         28,098
     Harris Corp.                                 54,800          2,007
     Ogden Corp.                                 272,100          6,820
     Raytheon Co. Class A                          1,957            101
     Raytheon Co. Class B                          6,600            351
     Trinity Industries, Inc.                     79,600          3,065
     Tyco International Ltd.                      43,204          3,259
                                                             ----------
                                                                 80,493
                                                             ----------
------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $2,325,472)                                        3,401,613
------------------------------------------------------------------------

                                                    FACE
                                                  AMOUNT
                                                   (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.2%)
------------------------------------------------------------------------
U.S. TREASURY BILLS
 (2)     3.887%, 1/21/1999                    $    7,700          7,684
 (2)     4.429%, 1/7/1999                          1,000          1,000
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                             163,499        163,499
     4.77%, 1/4/1999--Note G                      49,747         49,747
------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $221,929)                                            221,930
------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
     (COST $2,547,401)                                        3,623,543
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
------------------------------------------------------------------------
 Other Assets--Note C                                            32,047
 Liabilities--Note G                                           (100,417)
                                                             ----------
                                                                (68,370)
------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 180,322,761 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                               $3,555,173
========================================================================

NET ASSET VALUE PER SHARE                                        $19.72
========================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.0% and 2.9%, respectively, of net assets.

   See Note F in Notes to Financial Statements.

(2)Securities with an aggregate value of $8,684,000 have been segregated as initial margin for open futures contracts.

  ADR--American Depositary Receipt.

  REIT--Real Estate Investment Trust.

------------------------------------------------------------------------
                                                  AMOUNT            PER
                                                   (000)          SHARE
------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
Paid in Capital                               $2,371,706         $13.15
Overdistributed Net
     Investment Income                              (990)            --
Accumulated Net
     Realized Gains                              101,541            .56
Unrealized Appreciation--Note F
     Investment Securities                     1,076,142           5.97
     Futures Contracts                             6,774            .04
------------------------------------------------------------------------
NET ASSETS                                    $3,555,173         $19.72
========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------------
                                                                   MORGAN GROWTH FUND
                                                         YEAR ENDED DECEMBER 31, 1998
                                                                                (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                $  29,713
   Interest                                                                    12,374
   Security Lending                                                               890
                                                                           ----------
      Total Income                                                             42,977
                                                                           ----------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                 3,611
      Performance Adjustment                                                      423
   The Vanguard Group--Note C
      Management and Administrative                                             8,626
      Marketing and Distribution                                                  594
   Taxes (other than income taxes)                                                116
   Custodian Fees                                                                  95
   Auditing Fees                                                                    9
   Shareholders' Reports                                                          102
   Annual Meeting and Proxy Costs                                                  16
   Trustees' Fees and Expenses                                                      6
                                                                           ----------
      Total Expenses                                                           13,598
      Expenses Paid Indirectly--Notes C & D                                      (244)
                                                                           ----------
      Net Expenses                                                             13,354
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          29,623
-------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                 266,070
   Futures Contracts                                                           20,635
-------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             286,705
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                      324,600
   Futures Contracts                                                            4,512
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              329,112
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $645,440
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------
                                                                  MORGAN GROWTH FUND
                                                               YEAR ENDED DECEMBER 31,
                                                        -----------------------------
                                                                   1998          1997
                                                                  (000)         (000)
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                   $     29,623  $     22,625
   Realized Net Gain                                            286,705       345,022
   Change in Unrealized Appreciation (Depreciation)             329,112       275,975
                                                          ---------------------------
      Net Increase in Net Assets Resulting from Operations      645,440       643,622
                                                          ---------------------------
DISTRIBUTIONS
   Net Investment Income                                        (30,730)      (22,504)
   Realized Capital Gain                                       (240,911)     (352,704)
                                                          ---------------------------
      Total Distributions                                      (271,641)     (375,208)
                                                          ---------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                       622,565       413,455
   Issued in Lieu of Cash Distributions                         260,711       360,202
   Redeemed                                                    (497,205)     (300,535)
                                                          ---------------------------
      Net Increase from Capital Share Transactions              386,071       473,122
-------------------------------------------------------------------------------------
   Total Increase                                               759,870       741,536
-------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                          2,795,303     2,053,767
                                                          ---------------------------
   End of Year                                               $3,555,173    $2,795,303
=====================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                        33,834        23,640
   Issued in Lieu of Cash Distributions                          13,960        21,663
   Redeemed                                                     (26,859)      (17,290)
                                                          ---------------------------
      Net Increase in Shares Outstanding                         20,935        28,013
=====================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------
                                                                             MORGAN GROWTH FUND
                                                                          YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1998        1997      1996       1995         1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $17.54      $15.63    $14.09     $11.36       $12.01
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                       .18        .160       .14        .15          .14
   Net Realized and Unrealized Gain (Loss) on Investments     3.61       4.435      3.07       3.89         (.34)
                                                            ----------------------------------------------------
      Total from Investment Operations                        3.79       4.595      3.21       4.04         (.20)
                                                            ----------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                       (.18)      (.160)     (.14)      (.15)        (.14)
   Distributions from Realized Capital Gains                 (1.43)     (2.525)    (1.53)     (1.16)        (.31)
                                                            ----------------------------------------------------
      Total Distributions                                    (1.61)     (2.685)    (1.67)     (1.31)        (.45)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $19.72      $17.54    $15.63     $14.09       $11.36
================================================================================================================

TOTAL RETURN                                                22.26%      30.81%    23.30%     35.98%       -1.67%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                       $3,555      $2,795    $2,054     $1,471       $1,075
   Ratio of Total Expenses to Average Net Assets             0.44%       0.48%     0.51%      0.49%        0.50%
   Ratio of Net Investment Income to Average Net Assets      0.96%       0.93%     0.97%      1.10%        1.15%
   Portfolio Turnover Rate                                     81%         76%       73%        76%          84%
================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. FUTURES: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, and Franklin Portfolio Associates provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years, relative to an index of the equity holdings of the largest growth stock mutual funds.

    The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $317,000 for the year ended December 31, 1998.

    Prior to February 1, 1998, Husic Capital Management served as an adviser to the fund; effective February 1, 1998, assets managed by Husic Capital Management were reallocated to Franklin Portfolio Associates and Vanguard.

    For the year ended December 31, 1998, the advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before an increase of $423,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the fund had contributed capital of $588,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.8% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

    Vanguard has asked the fund's investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended December 31, 1998, directed brokerage arrangements reduced the fund's expenses by $241,000 (an annual rate of 0.01% of average net assets).

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the noninterest-bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses by $3,000.

E. During the year ended December 31, 1998, the fund purchased $2,703,409,000 of investment securities and sold $2,313,206,000 of investment securities, other than temporary cash investments.

F. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,076,142,000, consisting of unrealized gains of $1,147,086,000 on securities that had risen in value since their purchase and $70,944,000 in unrealized losses on securities that had fallen in value since their purchase.

    At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized appreciation were:

         --------------------------------------------------------------------
                                                             (000)
                                                -----------------------------
                                                  AGGREGATE
                                  NUMBER OF       SETTLEMENT      UNREALIZED
         FUTURES CONTRACTS      LONG CONTRACTS      VALUE        APPRECIATION
         --------------------------------------------------------------------
         S&P 500                    294            $91,544         $4,011
         S&P Midcap 400             139             27,227          2,763
         --------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at December 31, 1998, was $48,219,000, for which the fund held cash collateral of $49,747,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS
                                                                         [PHOTO]
To the Shareholders and Trustees of
Vanguard Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

  SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD MORGAN GROWTH FUND

  This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

       The fund distributed $236,103,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which is designated as a 20% rate gain distribution.

       For corporate shareholders, 93.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson * Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman'S Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[PHOTO]

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only.
Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q260-02/17/1999
(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.